SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust



FUND LOGO



Semi-Annual Report

November 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.




Summit Cash Reserves Fund
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Summit Cash Reserves Fund
November 30, 2000


DEAR SHAREHOLDER

For the six-month period ended November 30, 2000, Summit Cash
Reserves Fund's Class A and Class B Shares had net annualized yields of 5.88%* and 5.04%*, respectively. The Fund's 7-day yield as of November 30, 2000 was 5.99% for Class A Shares and 5.23% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at November 30, 2000 was 54 days, compared to 47 days as of May 31, 2000.


The Environment
By November 30, 2000, there was ample evidence to indicate that the economy was finally beginning to moderate from the unsustainable growth rate of the previous three quarters. The increases in the Federal Funds rate so far this year have begun to have an effect on the economy. Since our last letter to shareholders, the US equity market has also moderated, with major equity indexes experiencing volatility. Recently, weaker earnings reports by several technology leaders drove the technology-heavy NASDAQ significantly lower. The optimism that fueled unrealistic expectations in the equity market earlier this year is almost gone, as a weak euro has slowed demand from overseas. Stock and bond markets were driven by expectations of the neutral monetary policy from the Federal Reserve Board, but equity markets continue to be volatile as the economy may be in the midst of a hard landing. Although the labor market is still tight, with the unemployment rate hovering around 4%, plunging corporate profits have recently resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment may also suffer as the demand, which has previously driven economic growth, showed signs of abating. Domestic auto sales slowed significantly through the last two quarters and early seasonal sales figures were weaker than anticipated. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Portfolio Matters
During the six-month period ended November 30, 2000, we pursued a strategy of adding fixed rate, bank, corporate and agency issues. We maintained an average life for Summit Cash Reserves Fund that ranged from 42 days to 70 days. Even though we were in a rising interest rate environment for a majority of the time, the inverted US Treasury yield curve indicated that yields in the short end would probably not rise to extreme levels, as the one-year sector represented the pivot point of the curve-inversion. We targeted certificates of deposit when a breakeven analysis showed they had greater value than Treasury issues. Nevertheless, during the past three months interest rates have declined. We believed that the Federal Reserve Board's focus shifted toward recession as economic data showed signs of slowing, and it was possible that lower interest rates were warranted. As investors scrambled to find value in longer-dated securities, spreads on bth fixed and floating rate securities were driven to extremely narrow levels.

The Fund's portfolio composition at the end of the November period and as of our last report to shareholders is detailed as follows:

                                          11/30/00       5/31/00

Bank Notes                                  4.8%          11.9%
Certificates of Deposit--European           2.4            --
Certificates of Deposit--Yankee            13.9            9.7
Commercial Paper                           47.7           42.0
Corporate Notes                             3.9            2.6
Funding Agreements                          3.9            3.5
Medium-Term Notes                          10.6           21.5
Time Deposits                               1.2            --
US Government, Agency &
 Instrumentality Obligations--
 Discount                                   4.2            --
US Government, Agency &
 Instrumentality Obligations--
 Non-Discount                               9.7            7.5
Liabilities in Excess of Other Assets       2.3            --
Other Assets Less Liabilities               --             1.3
                                         -------        -------
Total                                     100.0%         100.0%
                                         =======        =======


Summit Cash Reserves Fund
November 30, 2000

In Conclusion
We thank you for your investment in Summit Cash Reserves Fund, and we look forward to reviewing our investment strategy and outlook with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Richard J. Mejzak)
Richard J. Mejzak
Vice President and Portfolio Manager


January 11, 2001


We are pleased to announce that Richard J. Mejzak is responsible for the day-to-day management of Summit Cash Reserves Fund. Mr. Mejzak has been employed by Merrill Lynch Investment Managers, L.P. since 1995 as Vice President.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Kevin J. McKenna, Senior Vice President
Richard J. Mejzak, Vice President
Joseph T. Monagle Jr., Senior Vice President
Michael Walsh, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210


Arthur Zeikel, Trustee of Summit Cash Reserves Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.



Summit Cash Reserves Fund
November 30, 2000



SCHEDULE OF INVESTMENTS                             (in Thousands)


                         Face        Interest      Maturity
Issue                    Amount       Rate*          Date      Value

Bank Notes--4.8%

Fleet National Bank     $10,000      6.839%++     1/22/2001    $ 10,002

Total Bank Notes
(Cost--$10,002)                                                  10,002

Certificates of Deposit--European--2.4%

Svenska Handels-          5,000      6.61        11/26/2001       5,000
banken AB, London

Total Certificates of Deposit--European
(Cost--$5,000)                                                    5,000

Certificates of Deposit--Yankee--13.9%

Banco Bilbao Vizcaya      3,000      6.88         8/24/2001       3,004
Argentaria SA, NY

Bank of Nova Scotia,      2,000      6.74         3/14/2001       1,999
NY

Bayerische Landes-        3,000      6.61         3/07/2001       2,997
bank Girozentrale, NY

Commerzbank               3,000      7.09         6/22/2001       3,005
AG, NY                    3,000      7.00         8/02/2001       3,006
                          2,000      6.89         8/20/2001       2,003

Deutsche Bank AG, NY      5,000      6.62++       6/29/2001       4,999

Svenska                   2,000      6.65         3/06/2001       1,998

Handelsbanken             2,000      6.98         5/02/2001       2,001
AB, NY                    1,500      6.98         7/12/2001       1,502

Unibank A/S, NY           2,000      6.81         4/17/2001       2,000

Total Certificates of Deposit--Yankee
(Cost--$28,495)                                                  28,514

Commercial Paper--47.7%

AEP Credit Inc.          10,000      6.48        12/22/2000       9,962

AT&T Corp.                4,000      6.48        12/20/2000       3,986

Amsterdam                 7,500      6.52        12/12/2000       7,485
Funding Corp.             2,005      6.53        12/14/2000       2,000

BAE Systems               8,303      6.48        12/14/2000       8,284
Holdings Inc.

BHF Finance               2,000      6.53         2/02/2001       1,977
(Delaware) Inc.

Bear Stearns              5,000      6.50         2/15/2001       4,930
Companies, Inc.

Centric Capital           2,000      6.52        12/01/2000       2,000
Corp.                     1,500      6.54         2/07/2001       1,481

Corporate Asset           2,290      6.52        12/07/2000       2,288
Funding Co., Inc.         2,268      6.53        12/14/2000       2,263

Formosa Plastics          3,000      6.49         3/14/2001       2,944
Corporation, USA
Series II


                         Face        Interest      Maturity
Issue                    Amount       Rate*          Date      Value

Commercial Paper (concluded)

Forrestal Funding       $ 3,000      6.51 %      12/08/2000    $  2,996
Master Trust

General Electric          3,000      6.44         3/20/2001       2,941
Company

Goldman Sachs             5,000      6.50         2/16/2001       4,930
Group, Inc.

KFW International         5,725      6.47         2/16/2001       5,644
Finance, Inc.

Park Avenue               4,000      6.52        12/06/2000       3,996
Receivables Corp.

Preferred                 2,873      6.52        12/11/2000       2,868
Receivables
Funding Corp.

SK Global                 5,000      6.54         2/13/2001       4,932
America, Inc.

Spintab AB                5,000      6.585        1/29/2001       4,946

Tulip Funding             4,916      6.53        12/04/2000       4,913
Corp.                     3,000      6.52        12/11/2000       2,995

Unilever Capital          1,500      6.683        9/07/2001       1,501
Corp.

Windmill Funding          2,914      6.52        12/08/2000       2,910
Corp.

Woolwich PLC              2,910      6.625       12/18/2000       2,901

Total Commercial Paper
(Cost--$98,078)                                                  98,073

Corporate Notes--3.9%

Associates                3,000      6.66++       6/26/2001       3,000
Corp. of
North America

Strategic Money           5,000      6.66++       9/24/2001       5,000
Market Trust
2000-H

Total Corporate Notes
(Cost--$8,000)                                                    8,000

Funding Agreements--3.9%

GE Life                   2,000      6.678++     10/01/2001       2,000
and Annuity
Assurance Co.

Jackson National          1,000      6.731++      2/01/2001       1,000
Life Insurance Co.

Pacific Life              5,000      6.721++      1/31/2001       5,000
Insurance Co.

Total Funding Agreements
(Cost--$8,000)                                                    8,000


Summit Cash Reserves Fund
November 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                (in Thousands)


                         Face        Interest      Maturity
Issue                    Amount       Rate*          Date      Value

Medium-Term Notes--10.6%

Associates              $ 2,800      6.519%++     3/16/2001    $  2,799
Corporation
of North
America

Credit Suisse             5,000      6.65++      10/10/2001       5,000
First Boston
International
(Guernsey) Ltd.

Goldman Sachs             4,000      6.55        12/22/2000       4,000
Group, Inc.

Morgan Stanley            5,000      6.68++       3/16/2001       5,000
Dean Witter               5,000      6.599++      3/16/2001       5,000
& Co.

Total Medium-Term Notes
(Cost--$21,799)                                                  21,799

Time Deposits--1.2%

Chase Manhattan           2,392      6.563       12/01/2000       2,392
Bank USA, NA

Total Time Deposits
(Cost--$2,392)                                                    2,392

US Government, Agency & Instrumentality
Obligations--Discount--4.2%

Federal National        $ 5,000      6.41 %      12/21/2000    $  4,982
Mortgage Association

Federal Home Loan         3,750      6.46        12/26/2000       3,733
Mortgage Corporation

Total US Government, Agency & Instrumentality
Obligations--Discount (Cost--$8,715)                              8,715

US Government, Agency & Instrumentality
Obligations--Non-Discount--9.7%

Federal National          5,000      6.644++      9/17/2001       4,997
Mortgage Association

Student Loan              5,000      6.864++      8/23/2001       4,999
Marketing                 5,000      6.814++      3/18/2002       4,997
Association               5,000      6.844++      4/24/2002       4,999

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$19,992)                        19,992

Total Investments (Cost--$210,473)--102.3%                      210,487
Liabilities in Excess of Other Assets--(2.3%)                    (4,750)
                                                               --------
Net Assets--100.0%                                             $205,737
                                                               ========

*Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at November 30, 2000.
++Variable Rate Notes.

See Notes to Financial Statements.



Summit Cash Reserves Fund
November 30, 2000

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of November 30, 2000
Assets:             Investments, at value (identified cost--$210,473,064*)                                  $210,487,099
                    Cash                                                                                             238
                    Receivables:
                      Beneficial interest sold                                             $  7,752,244
                      Interest                                                                1,685,487        9,437,731
                                                                                           ------------
                    Prepaid registration fees                                                                     97,141
                                                                                                            ------------
                    Total assets                                                                             220,022,209
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                           13,733,112
                      Dividends to shareholders                                                 229,775
                      Distributor                                                                90,038
                      Investment adviser                                                         73,309       14,126,234
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       159,416
                                                                                                            ------------
                    Total liabilities                                                                         14,285,650
                                                                                                            ------------

Net Assets:         Net assets                                                                              $205,736,559
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  5,149,280
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                     15,422,973
                    Paid-in capital in excess of par                                                         185,150,271
                    Unrealized appreciation on investments--net                                                   14,035
                                                                                                            ------------
                    Net assets                                                                              $205,736,559
                                                                                                            ============

Net Asset           Class A--Based on net assets of $51,492,315 and 51,492,794 shares of
Value:              beneficial interest outstanding                                                         $       1.00
                                                                                                            ============
                    Class B--Based on net assets of $154,244,244 and 154,229,729 shares of
                    beneficial interest outstanding                                                         $       1.00
                                                                                                            ============


*Cost for Federal income tax purposes. As of November 30, 2000, net unrealized appreciation for Federal income tax purposes amounted to $14,035, of which $25,785 related to appreciated securities and $11,750 related to depreciated securities.

See Notes to Financial Statements.


Summit Cash Reserves Fund
November 30, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       November 30, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $  6,897,063

Expenses:           Distribution fees--Class B                                             $    574,599
                    Investment advisory fees                                                    515,233
                    Transfer agent fees--Class B                                                 44,754
                    Professional fees                                                            34,068
                    Registration fees                                                            33,574
                    Accounting services                                                          30,970
                    Printing and shareholder reports                                             21,127
                    Transfer agent fees--Class A                                                 12,679
                    Trustees' fees and expenses                                                  12,299
                    Custodian fees                                                                9,635
                    Pricing fees                                                                  2,266
                    Other                                                                        11,661
                                                                                           ------------
                    Total expenses                                                                             1,302,865
                                                                                                            ------------
                    Investment income--net                                                                     5,594,198
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                                 39
Unrealized          Change in unrealized appreciation/depreciation on investments--net                           123,186
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  5,717,423
                                                                                                            ============


                    See Notes to Financial Statements.


Summit Cash Reserves Fund
November 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six      For the Year
                                                                                           Months Ended          Ended
                                                                                           November 30,         May 31,
Increase (Decrease) in Net Assets:                                                              2000             2000
Operations:         Investment income--net                                                 $  5,594,198     $ 10,860,934
                    Realized gain (loss) on investments--net                                         39          (6,760)
                    Change in unrealized appreciation/depreciation on investments--net          123,186         (73,037)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,717,423       10,781,137
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (1,584,564)      (3,068,633)
Shareholders:         Class B                                                               (4,009,634)      (7,785,541)
                    Realized gain on investments--net:
                      Class A                                                                      (12)               --
                      Class B                                                                      (27)               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (5,594,237)     (10,854,174)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                       (21,633,678)        3,989,978
Transactions:                                                                              ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                (21,510,492)        3,916,941
                    Beginning of period                                                     227,247,051      223,330,110
                                                                                           ------------     ------------
                    End of period                                                          $205,736,559     $227,247,051
                                                                                           ============     ============

                      See Notes to Financial Statements.


Summit Cash Reserves Fund
November 30, 2000

Financial Highlights
                                                                                            Class A
                                                                       For the
                                                                          Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                   Ended
                                                                       Nov. 30,        For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2000       2000      1999      1998       1997
Per Share           Net asset value, beginning of period              $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                               .0300      .0508     .0556     .0531      .0432
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0006    (.0005)   (.0004)        --      .0001
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0306      .0503     .0552     .0531      .0433
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                           (.0300)    (.0508)   (.0556)   (.0531)    (.0431)
                      Realized gain on investments--net                   --++         --      --++        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                  (.0300)    (.0508)   (.0556)   (.0531)    (.0431)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return**                           5.88%*      5.17%     5.71%     5.36%      4.40%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       .70%*       .67%      .34%      .00%      1.38%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             .70%*       .71%     1.04%    72.77%      1.97%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain on
                    investments--net                                    5.98%*      5.09%     4.75%     5.30%      4.18%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 51,493   $ 52,564  $ 56,512  $    253   $    240
Data:                                                                 ========   ========  ========  ========   ========


*Annualized.
**The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.
++Amount is less than $.0001 per share.

See Notes to Financial Statements.


Summit Cash Reserves Fund
November 30, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class B
                                                                            For the Six                   For the Period
The following per share data and ratios have been derived                     Months       For the Year     October 9,
from information provided in the financial statements.                         Ended          Ended          1998++ to
                                                                            November 30,     May 31,          May 31,
Increase (Decrease) in Net Asset Value:                                          2000          2000             1999
Per Share           Net asset value, beginning of period                     $       1.00   $       1.00    $       1.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                          .0268          .0432           .0260
                    Realized and unrealized gain (loss) on
                    investments--net                                                .0006        (.0004)         (.0002)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                .0274          .0428           .0258
                                                                             ------------   ------------    ------------
                    Less dividends and distributions:
                      Investment income--net                                      (.0268)        (.0432)         (.0260)
                      Realized gain on investments--net                             --+++             --           --+++
                                                                             ------------   ------------    ------------
                    Total dividends and distributions                             (.0268)        (.0432)         (.0260)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       1.00   $       1.00    $       1.00
                                                                             ============   ============    ============
                    Total investment return**                                      5.04%*          4.38%          4.12%*
                                                                             ============   ============    ============

Ratios to Average   Expenses, net of reimbursement                                 1.46%*          1.43%          1.10%*
Net Assets:                                                                  ============   ============    ============
                    Expenses                                                       1.46%*          1.48%          1.46%*
                                                                             ============   ============    ============
                    Investment income and realized gain on
                    investments--net                                               5.22%*          4.33%          3.99%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $    154,244   $    174,683    $    166,818
Data:                                                                        ============   ============    ============


*Annualized.
**The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.
++Commencement of operations.
+++Amount is less than $.0001 per share.

See Notes to Financial Statements.


Summit Cash Reserves Fund
November 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee may be used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the six months ended November 30, 2000, MLPF&S received contingent deferred sales charges of $312,984 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(21,633,678) and $3,989,978 for the six months ended November 30, 2000 and for the year ended May 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
November 30, 2000                     Shares        Amount

Shares sold                       149,189,639   $149,189,639
Shares issued to share-
holders in reinvestment of
dividends and distributions         1,174,401      1,174,402
                                 ------------   ------------
Total issued                      150,364,040    150,364,041
Shares redeemed                 (151,465,943)  (151,465,943)
                                 ------------   ------------
Net decrease                      (1,101,903)  $ (1,101,902)
                                 ============   ============

Class A Shares for the                              Dollar
Year Ended May 31, 2000               Shares        Amount

Shares sold                       244,294,503   $244,294,503
Shares issued to share-
holders in reinvestment
of dividends                        2,362,958      2,362,958
                                 ------------   ------------
Total issued                      246,657,461    246,657,461
Shares redeemed                 (250,584,757)  (250,584,757)
                                 ------------   ------------
Net decrease                      (3,927,296)  $ (3,927,296)
                                 ============   ============

Class B Shares for the
Six Months Ended                                    Dollar
November 30, 2000                     Shares        Amount

Shares sold                       109,561,509   $109,561,509
Shares issued to share-
holders in reinvestment of
dividends and distributions         3,340,950      3,340,950
                                 ------------   ------------
Total issued                      112,902,459    112,902,459
Shares redeemed                 (133,434,235)  (133,434,235)
                                 ------------   ------------
Net decrease                     (20,531,776)  $(20,531,776)
                                 ============   ============

Class B Shares for the                              Dollar
Year Ended May 31, 2000               Shares        Amount

Shares sold                       379,616,380   $379,616,380
Shares issued to share-
holders in reinvestment
of dividends                        6,558,409      6,558,409
                                 ------------   ------------
Total issued                      386,174,789    386,174,789
Shares redeemed                 (378,257,515)  (378,257,515)
                                 ------------   ------------
Net increase                        7,917,274   $  7,917,274
                                 ============   ============

4. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $5,000, of which $4,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.